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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 28, 1999

                         EMISPHERE TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)

       Delaware                    1-10615                     13-3306985
      -----------                  -------                    -----------
   (State or other               (Commission                 (IRS Employer
    jurisdiction                  File No.)               Identification No.)
   incorporation)


 765 Old Saw Mill River Road, Tarrytown, New York                 10591
       --------------------------------                           -----
       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (914) 347-2220
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Item 5.   Other Events.
          ------------

          On October 28, 1999, Emisphere Technologies, Inc. (the "Company") entered into an Underwriting Agreement with Hambrecht & Quist LLP (the "Underwriter") with respect to the sale of up to 2,300,000 shares of common stock par value $.01 per share (the "Common Stock") of the Company
(including 300,000 shares of Common Stock subject to an over-allotment option granted to the Underwriter by the Company).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)           Exhibits:

       The exhibit listed below relates to the Registration Statements (Nos. 333-23423 and 333-89073) on Form S-3 of the Company (the "Registrant") and is filed herewith for incorporation by reference in such Registration Statements.

   Exhibit number                     Description of Exhibit
   ------------------------------     ----------------------------

              1.1 Underwriting Agreement dated October 28, 1999, between the Company and Hambrecht & Quist LLP.
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                                  Signatures
                                 ------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 1999


                                EMISPHERE TECHNOLOGIES, INC.


                                /s/ Charles H. Abdalian
                                -------------------------------
                                Name:  Charles H. Abdalian
                                Title: Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit number             Description of Exhibit
--------------------       --------------------------
    1.1                    Underwriting Agreement dated October 28, 1999